EXHIBIT 2

SECTION 13 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Peter E. Salas and Carlos S. Salas, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to execute, on behalf of the undersigned, any and all statements or reports under Section 13 of the Securities Exchange Act of 1934, as amended, with respect to the beneficial ownership of equity securities of any kind whatsoever of any entity whatsoever, including, without limitation, all Schedules 13D and 13G and all successor or similar forms, to be filed with the Securities and Exchange Commission, to execute any and all amendments or supplements to any such statements or reports, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises (including, without limitation, completing, executing and delivering a Form ID to apply for electronic filing codes), as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, and each of them, in serving in such capacity at the request of the undersigned, are not assuming any of the responsibilities of the undersigned to comply with Section 13 of the Securities Exchange Act of 1934 or any other legal requirement. This Power of Attorney is dated as of July 17, 2006 and shall remain in effect until revoked in writing by the undersigned.

/s/ Peter E. Salas
PETER E. SALAS
DOLPHIN MANAGEMENT INC.
By:	/s/ Peter E. Salas
Name:	Peter E. Salas
Its:	President
DOLPHIN OFFSHORE PARTNERS, L.P.
By: Dolphin Management Inc.
Its: Managing Partner
By:	/s/ Peter E. Salas
Name:	Peter E. Salas
Its:	President

DOLPHIN ADVISORS, LLC
By: Dolphin Management Inc.
Its: Managing Member
By:	/s/ Peter E. Salas
Name:	Peter E. Salas
Its:	President

DOLPHIN DIRECT EQUITY PARTNERS, LP
By:	Dolphin Advisors, LLC
Its:	Managing Partner
By:	Dolphin Management, Inc.
Its:	Managing Member
By:	/s/ Peter E. Salas
Name:	Peter E. Salas
Its:	President